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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                           Reported) December 5, 2000

         GREENPOINT MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of December 1, 2000, providing for the issuance of GreenPoint Home Equity Loan Trust 2000-3, Home Equity Loan Asset-Backed Notes).

                       GreenPoint Mortgage Securities Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                    333-95349              68-0397342
--------------------------------    ------------------    ----------------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation)                      File Number)         Identification No.)

700 Larkspur Landing Circle                                         94939
Suite 240                                                       ------------
Larkspur, California                                             (Zip Code)
--------------------
(Address of Principal Executive Offices)

Registrant's telephone number, including area code    (415) 925-6106
                                                    ----------------

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Item 2.    Acquisition or Disposition of Assets

Description of the Notes and the Mortgage Loans

                  GreenPoint Mortgage Securities Inc. (the "Registrant") registered an issuance of up to $748,307,624 in principal amount of Asset-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-95349) (the "Registration Statement"). Pursuant to the Registration Statement, GreenPoint Home Equity Loan Trust 2000-3 (the "Trust") issued approximately $299,286,000 in aggregate principal amount of Home Equity Loan Asset-Backed Notes, Series 2000-3 (the "Notes"), on December 18, 2000 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.3, dated as of December 1, 2000, between the Trust and Bankers Trust Company in its capacity as Indenture Trustee (the " Indenture Trustee"). The Notes evidence indebtedness of the Trust. Also issued, but not publicly offered, by the Trust were the Class S Certificates (the "Class S Certificates"), evidencing entitlement to certain interest payments and the Residual Certificates (the "Residual Certificates"), evidencing the ownership interest in the Trust.

                  The primary assets of the Trust are three pools of adjustable-rate, revolving home equity lines of credit mortgage loans and fixed-rate closed-end second lien mortgage loans.

                  The Notes have an aggregate principal amount of $299,286,000 and a variable interest rate.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

                  1.1 Underwriting Agreement, dated as of December 5, 2000, among the Registrant, as Sponsor (the "Sponsor"), GreenPoint Mortgage Funding, Inc., and Greenwich Capital Markets, Inc., as Underwriter (the "Underwriter").

                  4.1 Sale and Servicing Agreement, dated as of December 1, 2000, among the Sponsor, GreenPoint Mortgage Funding, Inc., as Servicer, the Trust, as Issuer, and the Indenture Trustee.

                  4.2 Trust Agreement, dated as of December 1, 2000, between the Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of the Trust.


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                  4.3 Indenture, dated as of December 1, 2000, between the Trust and the Indenture Trustee.

                  4.4 Mortgage Loan Purchase Agreement date as of December 1, 2000, between GreenPoint Mortgage Funding, Inc., as Seller, and the Sponsor, as Purchaser.

                  4.5 Surety Bond relating to the Notes, dated as of December 18, 2000, and issued and delivered by Financial Guaranty Insurance Company.

                  5.1 Opinion of Tobin & Tobin regarding legality.*

                  8.1 Opinion of Dewey Ballantine LLP regarding tax matters*.

                  10.1 Indemnification Agreement, dated as of December 5, 2000, between the Underwriter and Financial Guaranty Insurance Company, as Insurer.

                  10.2 Demand Note, dated as of December 18, 2000, issued by GreenPoint Bank.

                  23.1 Consent of KPMG LLP regarding financial statements of Financial Guaranty Insurance Company and their report.**

                  * Previously filed on Form S-3 with the Securities and Exchange Commission on January 24, 2000.

                  **Previously filed on Form 8-K with the Securities and Exchange Commission on December 13, 2000.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GREENPOINT MORTGAGE SECURITIES INC.


                                            By: /s/ Nathan Hieter
                                               --------------------------
                                               Name:  Nathan Hieter
                                               Title: Vice President

Dated: January 2, 2001


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

         1.1 Underwriting Agreement, dated as of December 5, 2000, among the Sponsor, GreenPoint Mortgage Funding, Inc., and the Underwriter.

         4.1 Sale and Servicing Agreement, dated as of December 1, 2000, among the Sponsor, GreenPoint Mortgage Funding, Inc., as Servicer, the Trust, as Issuer, and the Indenture Trustee.

         4.2 Trust Agreement, dated as of December 1, 2000, between the Sponsor, and Wilmington Trust Company, as Owner Trustee, relating to the formation of the Trust.

         4.3 Indenture, dated as of December 1, 2000, between the Trust and the Indenture Trustee.

         4.4 Mortgage Loan Purchase Agreement date as of December 1, 2000, between GreenPoint Mortgage Funding, Inc., as Seller, and the Sponsor, as Purchaser.

         4.5 Surety Bond relating to the Notes, dated as of December 18, 2000, and issued and delivered by Financial Guaranty Insurance Company.

         5.1      Opinion of Tobin & Tobin regarding legality.*

         8.1      Opinion of Dewey Ballantine LLP regarding tax matters.*

         10.1 Indemnification Agreement, dated as of December 5, 2000, between the Underwriter and Financial Guaranty Insurance Company, as Insurer.

         10.2 Demand Note, dated as of December 18, 2000, issued by GreenPoint Bank.

         23.1 Consent of KPMG LLP regarding financial statements of Financial Guaranty Insurance Company and their report.**

                  * Previously filed on Form S-3 with the Securities and Exchange Commission on January 24, 2000.

                  ** Previously filed on Form 8-K with the Securities and Exchange Commission on December 13, 2000.